Portfolio of Investments (unaudited)
INVESTMENT GRADE FUND
September 30, 2019

Principal
Amount		Security		Value
		CORPORATE BONDS—77.9%
		Automotive—5.3%
$800	M	Daimler Finance NA, LLC, 3.3%, 5/19/2025	(a)	$ 828,646
		Ford Motor Credit Co., LLC:
600	M	8.125%, 1/15/2020		609,965
400	M	3.81%, 1/9/2024		398,845
		General Motors Financial Co., Inc.:
400	M	5.25%, 3/1/2026		434,226
100	M	5.65%, 1/17/2029		110,285
		Lear Corp.:
400	M	5.25%, 1/15/2025		413,198
300	M	3.8%, 9/15/2027		301,792
300	M	Volkswagen Group America, 4%, 11/12/2021		310,145
				3,407,102
		Chemicals—2.6%
500	M	Dow Chemical Co., 3.5%, 10/1/2024		521,820
500	M	DowDuPont, Inc., 4.725%, 11/15/2028		572,380
600	M	Nutrien, Ltd., 3.375%, 3/15/2025		622,031
				1,716,231
		Energy—10.2%
274	M	Continental Resources, Inc., 5%, 9/15/2022		276,592
400	M	Enable Midstream Partners, LP, 4.4%, 3/15/2027		401,168
500	M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021		515,126
		Enterprise Products Operating:
300	M	7.55%, 4/15/2038		442,866
500	M	4.8%, 2/1/2049		583,053
500	M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023		515,445
450	M	Kinder Morgan, Inc., 5.625%, 11/15/2023	(a)	499,676
		Magellan Midstream Partners, LP:
500	M	5%, 3/1/2026		561,662
400	M	4.85%, 2/1/2049		465,205
400	M	Midwest Connector Capital Co., LLC, 4.625%, 4/1/2029	(a)	439,802
500	M	MPLX, LP, 5.25%, 1/15/2025	(a)	527,945
400	M	Noble Energy, Inc., 3.85%, 1/15/2028		415,465
		Valero Energy Corp.:
300	M	4.35%, 6/1/2028		325,919
500	M	6.625%, 6/15/2037		647,864
				6,617,788
		Financial Services—6.7%
750	M	Brookfield Finance, Inc., 4.85%, 3/29/2029		849,514
500	M	ERAC USA Finance, LLC, 4.5%, 8/16/2021	(a)	520,527
250	M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035		262,069
700	M	General Electric Capital Corp., 4.65%, 10/17/2021		728,371
500	M	International Lease Finance Corp., 8.25%, 12/15/2020		535,102
400	M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022	(a)	424,155
		Protective Life Corp.:
600	M	7.375%, 10/15/2019		601,096
400	M	4.3%, 9/30/2028	(a)	437,444
				4,358,278
		Financials—19.2%
500	M	Air Lease Corp., 3.25%, 10/1/2029		494,007
		Bank of America Corp.:
500	M	4%, 1/22/2025		531,273
300	M	3.559%, 4/23/2027		316,681
475	M	5.875%, 2/7/2042		658,623
600	M	Barclays Bank, PLC, 3.75%, 5/15/2024		629,282
300	M	Capital One Financial Corp., 3.75%, 4/24/2024		315,427
		Citigroup, Inc.:
200	M	2.9%, 12/8/2021		203,019
450	M	4.5%, 1/14/2022		473,211
450	M	4.3%, 11/20/2026		485,161
300	M	4.45%, 9/29/2027		327,599
		Goldman Sachs Group, Inc.:
250	M	3.85%, 7/8/2024		264,810
1,100	M	3.5%, 11/16/2026		1,143,615
700	M	4.223%, 5/1/2029		764,722
250	M	HSBC Holdings, PLC, 3.95%, 5/18/2024		261,775
		JPMorgan Chase & Co.:
250	M	4.452%, 12/5/2029		282,821
850	M	6.4%, 5/15/2038		1,218,343
		Morgan Stanley:
500	M	4.10%, 5/22/2023		526,874
300	M	4%, 7/23/2025		323,886
400	M	3.625%, 1/20/2027		423,905
400	M	UBS AG, 4.875%, 8/4/2020		409,677
300	M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028	(a)	327,484
		Wells Fargo & Co.:
500	M	3.196%, 6/17/2027		517,104
750	M	4.75%, 12/7/2046		886,712
		Wells Fargo Bank, NA:
250	M	5.85%, 2/1/2037		331,936
250	M	6.6%, 1/15/2038		356,992
				12,474,939
		Food/Beverage/Tobacco—1.6%
900	M	Anheuser-Busch Cos., LLC, 4.7%, 2/1/2036		1,041,204
		Forest Products/Containers—.6%
400	M	Packaging Corp. of America, 3.4%, 12/15/2027		415,444
		Health Care—2.1%
		CVS Health Corp.:
400	M	3.875%, 7/20/2025		423,552
200	M	4.3%, 3/25/2028		216,448
200	M	5.05%, 3/25/2048		227,343
450	M	Express Scripts Holding Co., 4.75%, 11/15/2021		473,072
				1,340,415
		Information Technology—2.4%
500	M	Apple, Inc., 2.2%, 9/11/2029		491,929
400	M	Corning, Inc., 7.25%, 8/15/2036		489,147
500	M	International Business Machines Corp., 4.25%, 5/15/2049		576,124
				1,557,200
		Manufacturing—2.1%
400	M	Crane Co., 4.2%, 3/15/2048		420,116
450	M	CRH America, Inc., 3.4%, 5/9/2027	(a)	465,192
500	M	Johnson Controls International, PLC, 5%, 3/30/2020		506,724
				1,392,032
		Media-Broadcasting—1.7%
200	M	ABC, Inc., 8.75%, 8/15/2021		224,410
		Fox Corp.:
300	M	4.03%, 1/25/2024	(a)	319,180
500	M	4.709%, 1/25/2029	(a)	571,570
				1,115,160
		Media-Cable TV—2.1%
		Comcast Corp.:
700	M	4.25%, 1/15/2033		805,721
250	M	4.2%, 8/15/2034		286,140
200	M	4.7%, 10/15/2048		245,242
				1,337,103
		Metals/Mining—2.4%
500	M	Arconic, Inc., 6.15%, 8/15/2020		516,095
500	M	Glencore Funding, LLC, 4.625%, 4/29/2024	(a)	535,379
500	M	Newmont Mining Corp., 5.125%, 10/1/2019		500,000
				1,551,474
		Real Estate—7.2%
		Alexandria Real Estate Equities, Inc.:
400	M	3.95%, 1/15/2028		431,660
200	M	4.85%, 4/15/2049		247,436
		Digital Realty Trust, LP:
800	M	4.75%, 10/1/2025		880,674
250	M	3.7%, 8/15/2027		262,567
		Duke Realty, LP:
200	M	3.25%, 6/30/2026		207,158
300	M	4%, 9/15/2028		327,281
300	M	Essex Portfolio, LP, 3.875%, 5/1/2024		316,591
800	M	National Retail Properties, Inc., 4%, 11/15/2025		858,060
500	M	Realty Income Corp., 3.875%, 4/15/2025		537,425
200	M	Simon Property Group, LP, 2.45%, 9/13/2029		195,930
400	M	STORE Capital Corp., 4.5%, 3/15/2028		432,046
				4,696,828
		Retail-General Merchandise—1.1%
500	M	Home Depot, Inc., 5.875%, 12/16/2036		692,339
		Telecommunication Services—5.2%
		AT&T, Inc.:
400	M	3.6%, 7/15/2025		421,598
500	M	4.25%, 3/1/2027		544,446
600	M	4.85%, 3/1/2039		681,563
		Verizon Communications, Inc.:
600	M	4.329%, 9/21/2028		680,828
900	M	4.272%, 1/15/2036		1,013,580
				3,342,015
		Transportation—2.3%
400	M	Air Lease Corp., 4.25%, 2/1/2024		423,819
300	M	Aviation Capital Group, LLC, 3.5%, 11/1/2027	(a)	299,353
		Burlington Northern Santa Fe, LLC:
200	M	5.75%, 5/1/2040		269,482
400	M	5.15%, 9/1/2043		512,634
				1,505,288
		Utilities—3.1%
300	M	Entergy Arkansas, Inc., 4.95%, 12/15/2044		324,073
500	M	Ohio Power Co., 5.375%, 10/1/2021		530,907
300	M	Oklahoma Gas & Electric Co. , 4%, 12/15/2044		327,051
500	M	ONEOK, Inc., 4.55%, 7/15/2028		541,790
300	M	Sempra Energy, 3.28731%, 1/15/2021	†	299,759
				2,023,580
Total Value of Corporate Bonds (cost $48,167,920)				50,584,420
		U.S. GOVERNMENT OBLIGATIONS—15.6%
		U.S. Treasury Bonds:
650	M	3%, 2/15/2048		771,913
920	M	3%, 8/15/2048		1,094,315
400	M	3%, 2/15/2049		477,016
180	M	3.125%, 5/15/2048		218,830
		U.S. Treasury Notes:
1,500	M	1.75%, 7/31/2021		1,502,314
400	M	1.75%, 6/15/2022		401,859
1,500	M	1.75%, 7/15/2022		1,506,123
1,000	M	1.75%, 6/30/2024		1,008,613
800	M	2.25%, 3/31/2021		806,000
250	M	2.375%, 3/15/2022		254,800
500	M	2.375%, 2/29/2024		517,373
425	M	2.5%, 1/31/2025		444,972
400	M	2.75%, 6/30/2025		425,203
620	M	2.875%, 8/15/2028		681,807
Total Value of U.S. Government Obligations (cost $9,542,814)				10,111,138
		PASS-THROUGH CERTIFICATES—.8%
		Transportation
473	M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $472,939)		487,687
Total Value of Investments (cost $58,183,673)		94.3%		61,183,245
Other Assets, Less Liabilities		5.7		3,709,221
Net Assets		100.0%		$ 64,892,466

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933.
Certain restricted securities are exempt from the registration requirements under
Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2019, the Fund held thirteen 144A securities with an aggregate value of $6,196,353 representing 9.5% of the Fund's net assets.

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

At September 30, 2019, the cost of investments for federal income tax purposes was
$58,183,673. Accumulated net unrealized appreciation on investments was
$2,999,572, consisting of $3,575,071 gross unrealized appreciation and $575,499 gross unrealized depreciation.

Summary of Abbreviations:
PTT Pass-Through Trust

The Fund's assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the
Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$50,584,420	$-	$50,584,420
U.S. Government Obligations	-	10,111,138	-	10,111,138
Pass-Through Certificates	-	487,687	-	487,687
Total Investments in Securities*	$-	$61,183,245	$-	$61,183,245

*The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

Security Valuation – Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (the "Board"). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value certain foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, covered, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates, loan participations and short-term notes are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Options contracts are categorized in Level 2 to the extent that the inputs are observable and timely. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2019, is included at the end of each Fund’s schedule of investments.

Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregated assets for these transactions.

Derivatives – Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward- commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by the Funds for the period ended September 30, 2019 was related to the use of written and purchased options and futures contracts, as described further below.

Options Contracts – Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

At September 30, 2019, the Covered Call Strategy Fund had investments in options contracts, which are listed in their Portfolios of Investments.

Futures Contracts – The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is affected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser’s, if applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

At September 30, 2019, the Funds had no investments in futures contracts.